POWER OF ATTORNEY

           EQUITY MANAGERS TRUST, a New York business trust (the "Trust"), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints Peter E. Sundman, Michael M. Kassen, Richard M. Phillips, Arthur C. Delibert, Susan M. Casey and Dana L. Platt (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Trust's Registration Statement on Form N-14, and any and all amendments thereto, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of any series of the Trust, any such registration statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

           IN WITNESS WHEREOF, EQUITY MANAGERS TRUST has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands this 6th day of June, 2000.

                                          EQUITY MANAGERS TRUST


                                          By:   /s/ Michael M. Kassen
                                               ----------------------------
                                               Michael M. Kassen
                                               President

[SEAL]

ATTEST:


/s/ Claudia A. Brandon
---------------------------
Claudia A. Brandon,
Secretary







                       [Signatures Continued on Next Page]

                   SIGNATURE                 TITLE
                   ---------                 -----

/s/ Faith Colish
-------------------------                   Trustee
Faith Colish


/s/ Michael M. Kassen
------------------------                    President and Trustee
Michael M. Kassen


/s/ Howard A. Mileaf
-------------------------                   Trustee
Howard A. Mileaf


/s/ Edward I. O'Brien
-------------------------                   Trustee
Edward I. O'Brien



















                       [Signatures Continued on Next Page]

                   SIGNATURE                 TITLE
                   ---------                 -----

/s/ John T. Patterson, Jr.
-------------------------                   Trustee
John T. Patterson, Jr.


/s/ John P. Rosenthal
-------------------------                   Trustee
John P. Rosenthal


/s/ Cornelius T. Ryan
-------------------------                   Trustee
Cornelius T. Ryan


/s/ Gustave H. Shubert
-------------------------                   Trustee
Gustave H. Shubert


/s/ Claudia A. Brandon
-------------------------                   Secretary
Claudia A. Brandon


/s/ Richard Russell
-------------------------                   Treasurer and Principal
Richard Russell                             Accounting Officer


/s/ Daniel J. Sullivan
-------------------------                   Vice President
Daniel J. Sullivan


/s/ Peter E. Sundman
-------------------------                   Chairman of the Board, Chief
Peter E. Sundman                            Executive Officer and Trustee


/s/ Michael J. Weiner
-------------------------                   Vice President and Principal
Michael J. Weiner                           Financial Officer

                                POWER OF ATTORNEY

           NEUBERGER BERMAN EQUITY FUNDS, a Delaware business trust (the "Trust"), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints Peter E. Sundman, Michael M. Kassen, Richard M. Phillips, Arthur C. Delibert, Susan M. Casey and Dana L. Platt (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Trust's Registration Statement on Form N-14, and any and all amendments thereto, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of any series of the Trust, any such registration statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

           IN WITNESS WHEREOF, NEUBERGER BERMAN EQUITY FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands this 6th day of June, 2000.

                                          NEUBERGER BERMAN EQUITY FUNDS


                                          By:   /s/ Michael M. Kassen
                                               ----------------------------
                                               Michael M. Kassen
                                               President

[SEAL]

ATTEST:

/s/ Claudia A. Brandon
---------------------------
Claudia A. Brandon,
Secretary







                       [Signatures Continued on Next Page]

                   SIGNATURE                 TITLE
                   ---------                 -----

/s/ Faith Colish
-------------------------                   Trustee
Faith Colish


/s/ Michael M. Kassen
------------------------                    President and Trustee
Michael M. Kassen


/s/ Howard A. Mileaf
-------------------------                   Trustee
Howard A. Mileaf


/s/ Edward I. O'Brien
-------------------------                   Trustee
Edward I. O'Brien



















                       [Signatures Continued on Next Page]

                   SIGNATURE                 TITLE
                   ---------                 -----

/s/ John T. Patterson, Jr.
-------------------------                   Trustee
John T. Patterson, Jr.


/s/ John P. Rosenthal
-------------------------                   Trustee
John P. Rosenthal


/s/ Cornelius T. Ryan
-------------------------                   Trustee
Cornelius T. Ryan


/s/ Gustave H. Shubert
-------------------------                   Trustee
Gustave H. Shubert


/s/ Claudia A. Brandon
-------------------------                   Secretary
Claudia A. Brandon


/s/ Richard Russell
-------------------------                   Treasurer and Principal
Richard Russell                             Accounting Officer


/s/ Daniel J. Sullivan
-------------------------                   Vice President
Daniel J. Sullivan


/s/ Peter E. Sundman
-------------------------                   Chairman of the Board, Chief
Peter E. Sundman                            Executive Officer and Trustee


/s/ Michael J. Weiner
-------------------------                   Vice President and Principal
Michael J. Weiner                           Financial Officer